Vident Core U.S. Equity FundTM Trading Symbol: VUSE Summary Prospectus January 21, 2014 http://videntfinancialsolutions.com

Before you invest, you may want to review the Vident Core U.S. Equity FundTM (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 4, 2013, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at https://www.videntfinancialsolutions.com/VUSE.  You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Vident Core U.S. Equity FundTM (the “Fund”) seeks to track the price and total return performance, before fees and expenses, of the Vident Core U.S. Equity Index (the “Strategy Index”).

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.55%

* “Other Expenses” are based on estimated amounts for the current fiscal year.

Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$56	$176

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Strategy Index. The rules-based Strategy Index measures the performance of U.S. companies based on a principled reasoning investment framework, which seeks to identify companies with a demonstrated commitment to high standards of corporate governance, financial reporting and managerial stewardship. The Strategy Index selects a subset of these companies through a proprietary scoring system that takes into account each company’s adherence to high governance standards (principles), valuation relative to sector peers, earnings quality, growth and market sentiment. Companies are organized by sector and then weighted according to each company’s vulnerability during periods of market turbulence and its respective contribution to the overall sector’s risk.

The Strategy Index

Strategy Index construction begins by establishing an initial universe of U.S. equity securities of companies with a market capitalization greater than $500 million and meeting certain minimum liquidity requirements. The companies are organized by major market sector, and each company is assigned a score based on a variety of factors relating to governance, financial quality and management stewardship, such as asset turnover, risks associated with pending litigation, and the company’s pension liability discount rate. Companies with low relative scores within each sector are removed from the universe of eligible companies. The remaining companies comprise the Strategy Index’s eligible universe.

Within the eligible universe, companies in each sector are systematically ranked across key risk factors relating to governance, valuation, growth, quality and sentiment. Such factors include a company’s price-to-book ratio, earnings yield, changes in the number of shares outstanding and price momentum. The Strategy Index is comprised of the highest ranked companies in each sector, subject to a minimum of 10 companies per sector.

Overall sector weights are established based on the market capitalization of the initial universe at the time of each re-constitution of the Strategy Index. The following are the major market sectors included in the Strategy Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries.

Within each sector, constituent companies are weighted based on a rules-based risk assessment methodology, which evaluates each company’s vulnerability during periods of market turbulence and its respective contribution to the overall sector’s risk level.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the common stocks that make up the Strategy Index. The Fund will generally use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Strategy Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Strategy Index as a whole, but may, when the sub-adviser believes it is in the best interests of the Fund, use a “replication” strategy to achieve its investment objective, meaning it may invest in all of the component securities of the Strategy Index.

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Strategy Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. Exchange Traded Concepts, LLC (“ETC” or the “Adviser”), the Fund’s investment adviser, expects that, over time, the correlation between the Fund’s performance and that of the Strategy Index, before fees and expenses, will be 95% or better.

To the extent the Strategy Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Strategy Index.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus, titled “Additional Risk Information About the Fund.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

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Investment Style Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Large-Capitalization Investing. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.

Fund Performance

The Fund is new and therefore does not have a performance history.

Management

Investment Adviser and Sub-Adviser

Exchange Traded Concepts, LLC serves as investment adviser to the Fund.

Index Management Solutions, LLC (“IMS” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Manager

Denise M. Krisko, CFA, Chief Investment Officer for IMS, has primary responsibility for the day-to-day management of the Fund.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NASDAQ, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.